Supplement dated October 25, 2016 to the Prospectuses dated May 1, 2016, as supplemented, for:

MassMutual Capital Vantage®

MassMutual EvolutionSM

MassMutual Transitions SelectSM

MassMutual Transitions SelectSM II

Strategic Group Variable Universal Life® II

This supplement revises the prospectuses to reflect changes effective September 30, 2016:

•	Ivy Funds Variable Insurance Portfolios was renamed Ivy Variable Insurance Portfolios. All references to Ivy Funds Variable Insurance Portfolios are deleted and replaced with Ivy Variable Insurance Portfolios.

•	Ivy Funds VIP Asset Strategy was renamed Ivy VIP Asset Strategy. All references to Ivy Funds VIP Asset Strategy are deleted and replaced with Ivy VIP Asset Strategy.

•	Ivy Investment Management Company replaced Waddell & Reed Investment Management Company as the investment adviser. All references to Waddell & Reed Investment Management Company are deleted and replaced with Ivy Investment Management Company.

If you have questions about this supplement, or other product questions, you may contact your registered representative, our Customer Service Center, or visit us online at www.massmutual.com/contactus.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.massmutual.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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